UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

DIVERSIFIED SECURE VENTURES CORP.
(Name of Registrant As Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Diversified Secure Ventures Corp.
1285 Weston Road, Suite 629
Toronto, Ontario M6M 4R2
Canada

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.  THIS NOTICE IS
FOR INFORMATION PURPOSES ONLY.

Dear Shareholder:

The enclosed information statement is being furnished to shareholders of record at the close of business on  May 24, 2011 (the "Record Date") of Diversified Secure Ventures Corp. (the "Company"), a Nevada corporation, in connection with the following action taken by written consent of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote on the following proposal:

(1)  To amend our Articles of Incorporation to increase the number of our authorized shares of common stock from 75,000,000 shares to 100,000,000 shares of common stock and by eliminating the preemptive rights of the stockholdres of the Company by amending Article IV of the Articles of Incorporation of the Company.

SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MAY 24, 2011, SHALL BE ENTITLED TO RECEIPT OF THIS INFORMATION STATEMENT.

The mailing address of the Company’s principal executive offices is Diversified Secure Ventures Corp., 1285 Weston Road, Suite 629, Toronto, Ontario, M6M 4R2 Canada.

BY ORDER OF THE BOARD OF DIRECTORS,

________ __, 2011	/s/ Edward N. Minnema
Edward N. Minnema, Chief Executive Officer and President

Diversified Secure Ventures Corp.
1285 Weston Road, Suite 629
Toronto, Ontario M6M 4R2
Canada

INFORMATION STATEMENT FOR SHAREHOLDERS

     The Board of Directors of Diversified Secure Ventures Corp., a Nevada corporation (the "Company"), is furnishing this Information Statement to its shareholders in connection with a majority action of shareholders of the Company taken by the Company in connection with a change in the number of authorized shares of the common stock of the Company from 75,000,000 shares to 100,000,000 shares and with the elimination of the preemptive rights of the stockholders of the Company by amending Article IV of the Articles of Incorporation of the Company.

     The above matter has been previously approved by the holders of approximately 52.8% of the issued and outstanding shares of the Company’s voting common stock in accordance with Nevada corporate law.  However, under federal law this proposal will not be effected until at least 20 days after this Information Statement has first been sent to the Company’s shareholders.

GENERAL INFORMATION

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTION APPROVED BY A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will request brokerage houses, nominees, custodians, fiduciaries and other parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.  In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders.  Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted herein.  Security holders may also address future requests regarding delivery of Information Statements by contacting us at the address noted herein.  Our address and phone number for purposes of such notices is: Diversified Secure Ventures Corp., 1285 Weston Road, Suite 629, Toronto, Ontario, M6M 4R2, Canada, and the Company’s phone number is (416) 525-6872.

Effective May 24, 2011, the directors adopted a written consent resolution to approve the increase in the authorized number of shares of common stock of the Company.  In connection with the adoption of this resolution, our Board of Directors elected to seek the written consent of the holders of a majority of our outstanding shares of Common Stock in order to reduce associated costs and implement the approval of the proposal.

CONSENTING STOCKHOLDERS

On May 24, 2011, the following stockholders consented in writing to the increase in the authorized number of shares of common stock from 75,000,000 shares to 100,000,000 shares of common stock and to the elimination of the preemtive rights of the stockholders of the Company.

CONSENTING STOCKHOLDERS

On May 24, 2011, the following stockholders consented in writing to the increase in the authorized number of shares of common stock from 75,000,000 shares to 100,000,000 shares of common stock and with the elimination of the preemptive rights of the stockholders of the Company by amending Article IV of the Articles of Incorporation of the Company.

	Shares of Voting	Percent of Voting
Name of Stockholder	Common Stock	Capital Stock

Edward N. Minnema	26,500,000	46.0%

Afshin Missaghi	1,000,000	1.7%

Robert Hawkins	2,950,000	5.1%
	30,450,000	52.8%
___________________________
(1) Includes 16,000,000 shares of common stock owned by Mr. Hillary Vieira voted by a proxy agreement with Mr. Edward N. Minnema.

Accordingly, based on action taken by our Board of Directors and the foregoing vote of our majority stockholders, we have obtained all necessary corporate approvals in connection with the approval of the increase in the authorized number of shares of our common stock.  We are not seeking written consent from any other stockholders, and our other stockholders will not be given an opportunity to vote with respect to the action described in the Information Statement.  All necessary corporate approvals have been obtained.  This Information Statement is furnished solely for the purposes of advising our stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

The amendment of the Articles of Incorporation of the Company will become effective 20 days after this Information Statement is first mailed to our stockholders of record.

    We are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy.

     This Information Statement is first being mailed to shareholders on ________ __, 2011.

TABLE OF CONTENTS

Page No.

GENERAL INFORMATION	2

CONSENTING STOCKHOLDERS	3

QUESTIONS AND ANSWERS	5

VOTING SECURITIES	5

GENERAL INFORMATION	5

General Information concerning the Company	5
Record Date	5
Expenses of Information Statement	6

AMENDMENT TO ARTICLES OF INCORPORATION

AVAILABLE INFORMATION	6

QUESTIONS AND ANSWERS

Q:   What am I being asked to approve?

A:  You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Shareholders holding a majority of the outstanding voting common stock of the Company have already agreed to approve:

- the increase in the authorized number of shares of common stock from 75,000,000 shares of common stock to 100,000,000 shares of common stock and with the elimination of the preemptive rights of the stockholders of the Company by Amending Article IV of the Articles of Incorporation of the Company.

- increase in the number of authorized shares of common stock because there are presently 57,300,000 shares of common stock issued and outstanding, leaving only 17,700,000 shares available for future corporate financings through the offer and sale of its common stock and for other purposes which severely limits the ability of the Company to raise investment capital necessary to fund its planned corporate activities.

Q:   Why was the increase in the authorized number of shares of common stock considered and approved by the majority vote of the stockholders of the Company?

A:   The stockholders representing a majority of the issued and outstanding shares of common stock of the Company approved the increase in the number of authorized shares of common stock because there are presently 57,300,000 shares of common stock issued and outstanding, leaving only 17,700,000 shares available for future corporate financings through the offer and sale of its common stock and for other purposes which severely limits the ability of the Company to raise investment capital necessary to fund its planned corporate activities.

Q:   Why was the elimination of the preemptive rights of the stockholders considered and approved by the majority of the stockholders of the Company?

A:   The stockholders representing a majority of the issued and outstanding shares of common stock of the Company approved the elimination of the preemptive rights of the stockholders of the Company because the Company has become a registered publicly traded Company and the existance of the preemptive rights of its stockholders would increase the difficulty of raising capital through the offer and sale of the common stock of the Company in the future.

VOTING SECURITIES

    Our Articles of Incorporation presently authorize the issuance of 75,000,000 shares of common stock, $0.001 par value per share, of which 57,300,000 shares are issued and outstanding as of May 24, 2011, the record date.  Each outstanding share of common stock is entitled to one vote. Only shareholders of record at the close of business on the record date are entitled to notice. The shares are fully paid, non-assessable, without pre-emptive rights, and do not carry cumulative voting rights.  Holders of common shares are entitled to one vote for each share on all matters to be voted on by the stockholders.  Holders of common shares are entitled to share ratably in dividends, if any, as may be declared by the Company from time-to-time, from funds legally available. In the event of a liquidation, dissolution, or winding up of the Company, the holders of shares of common stock are entitled to share on a pro-rata basis all assets remaining after payment in full of all liabilities.

    Section 78.320 of the Nevada Revised Statutes permits stockholders to approve certain actions by written consent without the necessity of a shareholders’ meeting. Certain shareholders, including officers and directors, owning approximately 52.8% of our outstanding shares of common stock, have approved, by written consent, the action described in this Information Statement.

GENERAL INFORMATION

Other Information Concerning the Company

     Diversified Secure Ventures Corp. (the "Company") is a Nevada corporation formed on February 22, 2006.  The Company is a public company whose securities are quoted on the over-the-counter OTC Markets pink sheets under the symbol "SRWY."

Record Date

    The close of business on May 24, 2011, has been fixed as the record date for the determination of shareholders entitled to receive this Information Statement.

    The Nevada corporate law does not provide any dissenters' rights with respect to the matter contemplated in this Information Statement.  Therefore, no dissenter's rights of appraisal will be given in connection with this action.

Expenses of Information Statement

    The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

Amendment to Articles of Incorporation

CERTIFICATE OF AMENDMENT
TO ARTICLES OF INCORPORATION
OF
DIVERSIFIED SECURE VENTURES CORP.
Formerly known as Photomatica, Inc.

1.     Pursuant to NRS 78.385 and 78.390, Diversified Secure Ventures Corp. (the “Company”) hereby increases its authorized shares of common stock, $.001 par value, from 75,000,000 shares to 100,000,000 shares.  The Articles of Incorporation of the Company be and are hereby amended by deleting Article IV thereof and by adding the following:

ARTICLE IV

The total number of shares of authorized capital stock of the Corporation shall consist of one hundred million (100,000,000) shares of Common Stock at $.001 par value.

The Board of Directors may issue such shares of Common Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in Resolutions or Bylaws adopted by them.

The Common Stock of the Corporation, after the amount of the subscription price has been paid, in money, property or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the Corporation, nor any other purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles of Incorporation shall not be amended in this particular.

2.   The number of shares of common stock, $.001 par value, authorized by the Company immediately prior to the effective date is 75,000,000.  The number of shares of common stock, $.001 par value, authorized by the Company immediately after the effective date is 100,000,000.

3.     No change or alteration in the preference or any relative or other right of any other class or series of outstanding shares of capital stock of the Company will occur as a result of the change described in paragraph 1 above except for the elimination of the reemptive rights of the stockholders of the Company.  A majority of the issued and outstanding shares of Common Stock of the Company comprised of 30,450,000 shares (52.8%) were cast in favor of this action.

4.  The change described herein will be effective upon the filing of this Certificate of Amendment to the Articles of Incorporation with the Secretary of the State of the State of Nevada.

Executed this ____ day of ___________, 2011.

Diversified Secure Ventures Corp.

Edward N. Minnema, Chief Executive Officer and President

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Commission. The Registration Statement and such reports and other information may be inspected without charge at the Public Reference Room maintained by the U.S. Securities and Exchange Commission (the "Commission") at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may be obtained from the Public Reference Room of the Commission at 100 F Street, N.E., Washington D.C. 20549, at prescribed rates. Information on the operation of the Public Reference Room is available by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains an Internet site where the Registration Statement and other information filed with the Commission may be retrieved, and the address of such site is http://www.sec.gov.  Statements made in this Information Statement concerning the contents of any document referred to herein are not necessarily complete.

By Order of the Board of Directors of DIVERSIFIED SECURE VENTURES CORP.

By:
Edward N. Minnema, Chief Executive Officer, President and Chairman